Exhibit 99.2

1 Jos. A. Bank’s Acquisition of Eddie Bauer February 14, 2014

Cautionary Note on Forward-Looking Statements

We ("Jos. A. Bank") obtained or created the market and competitive position data used throughout this presentation from research, surveys or studies conducted by third parties, information provided by customers, and industry or general publications. Industry publications and surveys generally state that they have obtained information from sources believed to be reliable but do not guarantee the accuracy and completeness of such information. We have not independently verified the information and data in such research, surveys, studies, information and publications, and we do not make any representation as to the accuracy of such information.

This presentation contains forward-looking statements and information about our current and future prospects and our operations and financial results, which are based on currently available information. The forward looking statements include assumptions about our operations, such as cost controls, market conditions, liquidity and financial condition. These statements also include assumptions about the proposed acquisition of Everest Holdings LLC by Jos. A. Bank through an acquisition (including its disadvantages, potential synergies, results, effects and timing) that may or may not be realized.

Risks and uncertainties that may affect our business or future financial results include, among others, risks associated with domestic and international economic activity, weather, public health and other factors affecting consumer spending (including negative changes to consumer confidence and other recessionary pressures), higher energy and security costs, the successful implementation of our growth strategy (including our ability to finance our expansion plans), the mix and pricing of goods sold, the effectiveness and profitability of new concepts, the market price of key raw materials (such as wool and cotton) and other production inputs (such as labor costs), seasonality, merchandise trends and changing consumer preferences, the effectiveness of our marketing programs (including compliance with relevant legal requirements), the availability of suitable lease sites for new stores, doing business on an international basis, the ability to source product from our global supplier base, legal and regulatory matters and other competitive factors.

Additional factors that could cause future results or events to differ from those we expect are those risks discussed under Item 1A, "Risk Factors," in Jos. A Bank Annual Report on Form 10-K for the fiscal year ended February 2, 2013, Jos. A. Bank Quarterly Report on Form 10-Q for the quarter ended May 4, 2013, Jos A. Bank Quarterly Report on Form 10-Q for the quarter ended August 3, 2013, Jos A. Bank Quarterly Report on Form 10-Q for the quarter ended November 2, 2013 and other reports filed by Jos. A. Bank with the Securities and Exchange Commission (SEC). Please read our "Risk Factors" and other cautionary statements contained in these filings. We undertake no obligation to update or revise any forward looking statements, whether as a result of new information, the occurrence of certain events or otherwise, except to the extent required by applicable law, including the requirements of Rule 14d-9(c) under the Securities Exchange Act of 1934, as amended and Schedule 14D-9. As a result of these risks and others, actual results could vary significantly from those anticipated in this presentation, and our financial condition and results of operations could be materially adversely affected

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Additional Information

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The issuer tender offer referred to herein has not yet commenced, and this presentation is neither an offer to purchase nor a solicitation of an offer to sell securities. If and when the tender offer is commenced, Jos. A. Bank will file with the Securities and Exchange Commission (the "SEC") a tender offer statement. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED TENDER OFFER DOCUMENTS) CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain free copies of the tender offer statement and other documents (when available) filed with the SEC by Jos. A. Bank free of charge through the website maintained by the SEC at www.sec.gov. In addition, the tender offer statement may be obtained from Jos. A. Bank free of charge by directing a request to Jos. A. Bank's Investor Relations Department, Jos. A. Bank Clothiers, Inc., 500 Hanover Pike, Hampstead, MD 21074, 410.239.5900.

This presentation does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer for the shares of Jos. A. Bank commenced by The Men's Wearhouse, Inc. and Java Corp., Jos. A. Bank has filed a solicitation/recommendation statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission ("SEC"). Any solicitation/recommendation statement filed by Jos. A. Bank that is required to be mailed to stockholders will be mailed to stockholders of Jos. A. Bank. INVESTORS AND STOCKHOLDERS OF JOS. A. BANK ARE URGED TO READ THE SOLICITATION / RECOMMENDATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain free copies of the solicitation/recommendation statement and other documents (when available) filed with the SEC by Jos. A. Bank free of charge through the website maintained by the SEC at www.sec.gov. In addition, the solicitation/recommendation statement and other materials related to Men's Wearhouse's unsolicited proposal may be obtained from Jos. A. Bank free of charge by directing a request to Jos. A. Bank's Investor Relations Department, Jos. A. Bank Clothiers, Inc., 500 Hanover Pike, Hampstead, MD 21074, 410.239.5900.

Note: This presentation also includes non-GAAP financial measures, as defined under SEC rules. Reconciliations of these measures are included at the end of this presentation. In this presentation, we present EBITDA, a non-GAAP financial measure, because we believe such measure (i) is helpful to management in evaluating the proposed transaction and (ii) is useful to investors for financial analysis and evaluating the proposed transaction. EBITDA is not a presentation made in accordance with generally accepted accounting principles, and therefore, differences may exist in the manner in which other companies calculate this measure. EBITDA should not be considered an alternative to net income, as a measure of operating performance. EBITDA has important limitations as an analytical tool and should not be considered in isolation to, or as a substitute for, analysis of each of Jos. A Bank's and Eddie Bauer's financial results as measured in accordance with GAAP.

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4 4 Terms ▪ Total enterprise value of approximately $825 million consisting of a combination of cash and stock - Represents ~1x 2013E Revenue and 9.5x 2013E Adjusted EBITDA, including $25 million of potential pro forma synergies ▪ An incremental earn - out of up to $50 million for achieving stipulated EBITDA growth in 2014 Transaction Overview 1) Pro Forma for issuer tender offer, assuming full subscription. 2) Assumes 2013 Combined Company EBITDA of $225 million (based on mid - point of Jos. A. Bank range of $136mm - $138mm and Eddie Bauer range of $ 61mm - $ 65mm plus $25 million of run - rate synergies). Synergies are expected to be realized by 2015E. Financing ▪ Transaction will be financed with a combination of cash on balance sheet, committed debt financing and new equity ▪ Committed financing, provided by Goldman Sachs, consists of ABL revolver and a secured bridge facility ▪ Equity of approximately 4.7 (1) million common shares issued at $56 per share, a premium to the pre - announcement share price, to Golden Gate Capital, current owner of Eddie Bauer - Golden Gate Capital will own 16.6% (1) of Jos. A. Bank outstanding shares post transaction Management ▪ The board of the combined company will be led by current Jos. A. Bank Chairman, Robert N. Wildrick , who served as CEO from November 1999 to December 2008 ▪ The Jos. A. Bank and Eddie Bauer brands will continue to be operated by current CEOs, Neal Black and Mike Egeck , respectively Financial Impact (2) ▪ Combined 2013E Revenue of $ 1.9 billion ▪ Combined 2013E EBITDA of approximately $225 million, including $25 million of potential pro forma synergies ▪ Pro Forma Debt / 2013 EBITDA of 2.6x, including $25 million of potential pro forma synergies ▪ Immediately accretive to Jos. A. Bank earnings and strongly accretive in 2015 Immediate Return of Capital ▪ Jos. A. Bank will commence a $300 million issuer tender offer at $65.00 per share ▪ The issuer tender offer will commence promptly and is contingent upon the transaction closing Jos. A. Bank Termination Right ▪ Purchase agreement includes a termination right to allow Jos. A. Bank to terminate the proposed acquisition in the event of an offer to acquire Jos. A. Bank that would provide more value to Jos. A. Bank shareholders than this proposed acquisition - Subject to payment of a fee of less than 3% of Jos. A. Bank’s equity value based on Men’s Wearhouse's current tender offer price Timing ▪ Closing of the transaction is subject to the satisfaction of customary closing conditions, including the expiration of the Hart - Scott - Rodino waiting period; expected to close in Jos. A. Bank’s first fiscal quarter of 2014

5 Why We Are Excited About Eddie Bauer ▪ Our goal is to create a diversified , multi - branded retail platform , which leverages our significant strengths ▪ We want to invest our shareholders’ money in a growth business . We especially value brands with organic growth which derives from aggressive store expansion. Eddie Bauer is poised for rapid store growth ▪ Eddie Bauer and Jos. A Bank are two well - known, high quality, branded retailers which together can benefit from the power of vertical integration ▪ We have strong competence in real estate development, product sourcing and omni - channel retailing. These are skills which will help us to grow Eddie Bauer quickly ▪ We believe a diversified business and brand portfolio in specialty retail is a winning formula for investors. Eddie Bauer promotes diversification across customer gender and demographics, domestic and international geographies , channels of distribution, product mix and customer lifestyle ▪ Any acquisition we consider must provide both near and long term value for our shareholders. In the Eddie Bauer transaction, synergy is an important driver of near term value. We also believe Eddie Bauer’s organic growth will contribute to improving our share price over the longer term ▪ Maintaining the strength of our balance sheet to invest in future growth is a priority for Jos. A Bank. The proposed transaction leaves us with financial capacity to continue expanding both Jos. A Bank and Eddie Bauer and allows us to return capital to our shareholders ▪ Based on comparable multiples for active lifestyle companies, we expect P/E multiple improvement from an Eddie Bauer transaction given the attractive strategic and financial characteristics of our new company 5 Golden Gate Capital, current owner of Eddie Bauer, will be a large shareholder in Jos. A. Bank, underscoring its belief in the Jos. A. Bank platform and team, Eddie Bauer’s future growth opportunities and the additive value afforded by the combination of the two

Overview of Eddie Bauer

We have long admired and pursued this global, lifestyle brand inspired by authenticity, quality and a sense of adventure

Overview of Eddie Bauer

- Preeminent active, outdoor, lifestyle brand cultivating tremendous brand awareness
- The largest, vertically integrated retailer dedicated to the outdoor enthusiast in the US
- Large, stable and growing industry with a passionate customer base
- Brand speaks to both men and women and has broad socio-economic appeal

Multi-Channel Distribution



Factory
27%
Full Price
39%
Direct
34%

Operating Momentum

2013E Results[1] and Commentary

Revenue	$890mm		+5% comps over the holiday season
Gross Profit	$547mm	61.5%	600bps expansion over 2012
Adjusted EBITDA	$63mm	7.1%	

Attractive Product Portfolio



Outerwear / Gear
28%
Women
43%
Men
29%

Source: Eddie Bauer management

1) 2013E results assume the mid-point of the range of preliminary estimated financial results for Eddie Bauer of $61mm - $65mm. Adjusted EBITDA excludes one-time, non-recurring items.

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7 Eddie Bauer: A Highly Strategic and Financially Attractive Acquisition 7 Iconic, Authentic Dual - Gender Outdoor Lifestyle Brand in a Growing Outdoor Market Omni - Channel Presence with Significant Growth Potential Enhanced Product Offering For Customers of Both Companies Leadership in Innovation and Technical Product Expertise Proven Management Team with Brand Building Experience

8 ▪ Leading vertical specialty retailer of outdoor lifestyle merchandise in the growing performance outdoor apparel market ▪ $1.3 billion brand that stands for quality, innovation, style and customer service (1) ▪ Outfitter for first American Summit of Mount Everest ▪ 93 year history of service & quality ▪ High brand awareness of over 80% (2) ▪ Opportunity to extend Eddie Bauer brand legacy to next generation of active outdoor enthusiasts 8 Differentiated and Authentic Outdoor Brand Source: Eddie Bauer management (1) Based on 2013 sales; includes sales by licensed partners at retail. (2) Based on L.E.K study of 812 consumers.

9 9 Highly Diversified Business Across Channels, Geographies, and Product Categories Opportunity to Grow Retail Footprint Full Price Stores Existing Licensing Categories With Runway to Expand Factory Stores Broad Global Footprint with Significant Growth Potential Legend: Current Planned Expansion Source: Eddie Bauer management 205 350+ Current Potential Established Direct Business ▪ Catalog and e - commerce ▪ 66 million catalogs distributed per year ▪ Distributed to 140 countries ▪ Over 50 million online sessions ▪ Kids / Infant Products ▪ Home Products ▪ Accessories ▪ Eyewear 119 150+ Current Potential

10 Complementary Product Offering Targeting Demographically Similar Customer Bases 10 Source: Jos. A. Bank public filings; Eddie Bauer management 1) Product Breakdown for Jos. A. Bank from FY 2013E results. Product breakdown for Eddie Bauer from FY 2013E results. Customer Profile ▪ 35 – 55 years old, upper middle income male ▪ Annual household income of $100,000 - $ 125,000 ▪ Highly educated and well - traveled ▪ 35 – 55 years old, upper middle income male and female ▪ Annual household income of $100,000 - $150,000 ▪ Highly educated and well - traveled Product Portfolio (1) Today Pro Forma + Sportswear + Outerwear & Gear + Women’s Apparel Suits 37% Shirts, Ties, Shoes, etc 26% Sportswear 19% Slacks, Sport coats, Formal 18% Men's Sportswear 24% Suits 20% Women's Sportswear 19% Shirts, Ties, Shoes, etc 14% Outerwear / Gear 13% Slacks, Sport coats, Formal 10%

JOS. A. BANK
ESTABLISHED 1905

Track Record of Technical Innovation Led by First Ascent, Travex, and Sport Shop Series Products

SPORTSHOP | FIRSTASCENT | TRAVEX



NEOTERIC SHELL
Outside Magazine's "2014 Gear of the Year" Award & *Men's Journal* "2013 Gear of the Year" Award



SPORT SHOP IMMERSION JACKET
American Angler "2014 Gear of the Year" Award



ACCELERANT JACKET
Backpacker & Climbing Magazine's "2013 Editor's Choice" Award



MICROTHERM™ DOWN FIELD VEST
Gray's Sporting Journal's "Gray's Best" Award & *Sporting Classics* "Clothing Awards of Excellence"



PROPELLANT JACKET
Polartec "2013 Apex Award"

STARGAZER 2 TENT
Field & Stream's "Best of the Best" Award





ALCHEMIST® 40L BACKPACK
Outside Magazine & Men's Journal "2012 Gear of the Year" Award



BC MICROTHERM™ DOWN JACKET 2.0
Backpacker Magazine's "2012 Editors' Choice" Award

KATABATIC TENT
Backpacker Magazine "2012 Editors' Choice" & *National Geographic Adventure's* "Gear of the Year" Awards





MICROTHERM™ DOWN FIELD JACKET
Field & Stream's "Best of the Best" Award & *Sporting Classics* "Clothing Awards of Excellence"



EMPEROR PARKA
National Geographic Adventure's "Gear of the Year" Award

Most decorated Outdoor brand in the last 18 months

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12 12 Highly Experienced Leadership Team Leading Eddie Bauer Into the Next Chapter of Growth 30 years in the retail industry 30 years in the retail industry 15 years in the retail industry Mike Egeck President & CEO Dan Templin COO / CFO Damien Huang SVP Product & Design

Eddie Bauer Acquisition: Significant Value Creation for Jos. A. Bank Shareholders

1. **Immediate EPS Accretion** ✓
2. **Significantly Accelerates Jos. A. Bank's Revenue Growth** ✓
3. **Long Term Margin Expansion Opportunity** ✓
4. **Meaningful Cost and Revenue Synergy Potential** ✓
5. **Prudent Capital Structure** ✓

High Teens Long Term EPS Growth

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14 Jos. A. Bank + Eddie Bauer Vision 14 Leadership in Men’s Head - to - Toe Formalwear, Officewear and Activewear Category Diversification & Joint Growth Platform for Future Acquisitions Potential Synergies ▪ Suits ▪ B usiness casual ▪ Sportswear and Casual ▪ Outdoor Active and Gear Diversification and Leadership in Formalwear and Activewear Powerful Brands and Platform for Future Growth ▪ Women’s Apparel ▪ Footwear ▪ Children’s ▪ Approximately $25 million in potential cost synergies ▪ Further synergy opportunities ▪ Combined sales of nearly $2 billion ▪ Prudent capital structure ▪ Strong management team ▪ Broadly applicable retail infrastructure and competencies

15 Compelling Financial Logic Resulting in Immediate Value Creation 15 Source: Jos. A. Bank management projections (1) Figures adjusted for one - time items. Combined Company figures assume no synergies in 2014 and $25mm in synergies in 2015 and ex clude integration costs. Combined Company EPS includes an estimate of approximately $0.42 per share in transaction related amortization and deferred financing costs in 2014E and 2015E. Assumes 28.12 outstanding shares in 2014E and 2015E. (2) Brand comp includes internet sales. Sales Adjusted EBITDA (1) Adjusted EPS (1) 2014 Growth Drivers Financial Profile ▪ 20 – 25 new full price stores ▪ 7 – 12 new factory stores ▪ Low - to - mid teens brand comp 2 ▪ 100 – 150 bps gross margin expansion ▪ 10 – 40 bps operating leverage gain Jos. A. Bank Standalone Combined Company ▪ Completion of store closures and accelerated roll - out of new, smaller store prototypes ▪ 10 – 13 new factory stores ▪ Mid - single digit brand comp 2 ▪ 200 – 300 bps gross margin expansion ▪ 30 – 50 bps operating leverage gain (Preliminary) 2013E 2014E 2015E $ 136 - $ 138 $ 255 - $ 265 $ 325 - $ 340 2013E 2014E 2015E $ 2.35 - $ 2.40 $ 3.20 - $ 3.40 $ 4.65 - $ 4.90 2013E 2014E 2015E $ 1,032 $ 2,100 - $ 2,200 $ 2,200 - $ 2,300

Initiatives Underway Leading to Long-Term Growth and Margin Expansion

	Jos. A. Bank	Eddie Bauer
Footprint Expansion	• 25 – 35 new full price and factory stores per year • Long term target of ~800 stores • Include Jos. A. Bank stores in select over-sized Eddie Bauer stores	• Smaller footprint stores replacing older legacy boxes • Long term target of ~450 stores
Store Productivity Improvements	• Balanced marketing across suits and business casual • Optimized mix of broad-based promotion and product-focused campaign • Increase in average selling price in key categories • Continued growth in tuxedo	• Cost-effective store refurbishments • Right-sizing select real estate
Product Initiatives	• Shifts in assortment to emphasize tailored fit and slim fit • Shift in merchandise and marketing towards highly profitable "Making it Work" campaign products • Stabilizing product costs	• Shift in mix towards technical products such as Travex, First Ascent and Sport Shop • Continue to invest in Travex, fastest growing technical apparel line • New product categories (i.e. footwear in 2014)
Catalog / Direct Business	• Enhanced search engine optimization • Continue to leverage core competencies in list management, mailing, fulfillment	• New online platform • Omni-channel opportunity • Develop Canada e-commerce business • Optimize segmentation of catalog and e-mail customers • Enhanced search engine optimization
International / Licensing / New Categories	• Leverage Eddie Bauer's international retail and partnership opportunities	• Targeted markets include Korea, EU, Middle East, China • Airport stores (licensed) • Additional licensed categories

Source: Jos. A. Bank and Eddie Bauer management.

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JOS. A. BANK
ESTABLISHED 1905

Approximately $25 million of Potential Cost Synergies and Further Opportunities to Leverage Competencies of Each Brand

Category	Description	Value Creation
Sourcing	▪ Utilize the combined direct sourcing infrastructure, including an Eddie Bauer office in Hong Kong and Jos. A. Bank's product sourcing expertise, to drive down costs	$5 – 10 million
Marketing	▪ Enhance the productivity of the direct channel, utilize sophisticated techniques in e-commerce, and improve efficiency in brand marketing	$5 – 10 million
Real Estate	▪ Benefit from Jos. A. Bank expertise in site selection, store development, and lease management to reduce rents for both companies	$3 – 5 million
Infrastructure	▪ Leverage the combined infrastructure for distribution, call center, IT systems and shipping to reduce facility and operating costs	$3 – 5 million
Corporate Overhead	▪ Consolidate back-office functions and reduce excess costs	$2 – 4 million
		~$25 million

Other Opportunities

- ✓ Enhanced omni-channel capabilities
- ✓ International expansion for both brands
- ✓ Cross-selling opportunities across all categories
- ✓ Category expansion

Source: Jos. A. Bank management.
Note: Synergy estimates represent run-rate impact and exclude integration costs. $25mm in synergies expected to be realized by 2015E.

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18 18 Offer Price ▪ Tender offer price of $65.00 per share ▪ 29.7% Premium to 52 - week High 1 of $50.10 (18 - Oct - 12) ▪ 13.8% Premium to 10 - Year High 1 of $57.10 (31 - May - 11) ▪ 13.0% Premium to Men’s Wearhouse offer of $57.50 Opportunity to Return Capital to Shareholders Through a Share Repurchase 1) Calculated through September 17, 2013 (1 day prior to initial proposal to Men’s Wearhouse ). Timing ▪ The issuer tender offer will commence promptly and is contingent upon the acquisition closing Financing ▪ Financed with cash from balance sheet; estimated balance sheet cash as of February 1, 2014 of approximately $445 million Rationale ▪ Reflects management’s strong belief in Jos. A. Bank’s intrinsic value ▪ Optimizes capital structure ▪ Creates immediate earnings accretion $300 million Tender O ffer for up to ~4.6 million Shares (16.4% of Outstanding Stock) at $65.00 per Share Allocation ▪ All stockholders who tender shares will participate in the offer on a pro rata basis Key Terms The Issuer Tender Offer Will Commence Promptly

JoS. A. BANK
ESTABLISHED 1905

Transaction Financing Overview

Sources	
Jos. A. Bank Cash	$340
Draw on New ABL Revolver	189
New Senior Secured Debt	400
New Equity Issued to Golden Gate Capital	261
Total Sources	**$1,190**

Uses	
Purchase Price	$825
Share Repurchase	300
Estimated Fees and Expenses	65
Total Uses	**$1,190**

JOSB Capitalization	Q4'13	Adj.	PF	PF Debt / EBITDA[1]
Cash	$445	($340)	$105	
New ABL Revolver	-	189	189	0.8 x
New Senior Secured Debt	-	400	400	1.8 x
Secured Debt		**$589**	**$589**	**2.6x**

Overview

- Total up-front purchase price of $825 million
  - Cash and stock consideration
  - Fully committed financing by Goldman Sachs
- Earn-out of up to $50 million based on 2014 EBITDA

Debt

- $500 million ABL Revolver Facility
- $400 million Senior Secured Debt

Equity

- ~4.7 million shares issued to Golden Gate Capital at $56.00 per share
- Shares subject to a lock-up period of 18 months in total, with lock-up restrictions no longer applicable to 25% of the shares after six months and 50% of the shares after one year
- Golden Gate Capital pro forma ownership of 16.6% with 2 seats on Jos. A. Bank's board of directors

1) *Assumes 2013 Combined Company EBITDA of $225million (based on mid-point of Jos. A. Bank range of $136mm - $138mm and Eddie Bauer range of $61mm - $65mm plus $25 million of run-rate synergies).*

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20 20 Appendix

21 Jos. A. Bank EBITDA Reconciliation ($ in millions) 21 Source: Jos. A. Bank management projections (1) Figures adjusted for one - time items. Combined Company figures assume no synergies in 2014 and $25mm in synergies in 2015 and ex clude integration costs. Combined Company EPS includes an estimate of approximately $0.42 per share in transaction related amortization and deferred financing costs in 2014E and 2015E. Jos. A. Bank Standalone Combined Company 1 2013E 2014E 2015E Low High Low High Low High Net Income $63.1 $64.5 $90.0 $95.5 $130.7 $137.7 Provision for Income Taxes 38.9 39.5 56.0 57.5 81.0 85.5 Interest Income, net (0.4) (0.4) 40.0 40.0 40.0 40.0 Depreciation and Amortization 29.8 29.8 69.0 72.0 73.3 76.8 EBITDA, Unadjusted $131.4 $133.4 $255.0 $265.0 $325.0 $340.0 Asset Impairment 1.6 1.6 - - - - Strategic Professional Fees 3.0 3.0 - - - - EBITDA, Adjusted $136.0 $138.0 $255.0 $265.0 $325.0 $340.0 Net Income 63.1 64.5 90.0 95.5 130.7 137.7 Tax Effected Impact of Impairment 1.0 1.0 - - - - Tax Effected Strategic Professional Fees 1.8 1.8 - - - - Net Income, Adjusted $65.9 $67.3 $90.0 $95.5 $130.7 $137.7 Diluted Shares 28.1 28.1 28.1 28.1 28.1 28.1 EPS GAAP $2.25 $2.30 $3.20 $3.40 $4.65 $4.90 Adjusted EPS 2.35 2.40 3.20 3.40 4.65 4.90

22 Eddie Bauer EBITDA Reconciliation ($ in millions) 22 Source: Jos. A. Bank and Eddie Bauer management. 2013E Low High Net Income $7.0 $9.0 Interest Expense 13.0 13.0 Income Tax Provision 1.0 3.0 Depreciation and Amortization 19.5 19.5 EBITDA, Unadjusted $40.5 $44.5 Noncash Impairment of Assets $4.7 $4.7 Noncash Compensation/Benefits 2.1 2.1 Nonrecurring Items 2.3 2.3 Capitalized Costs (1.4) (1.4) Other Items 0.3 0.3 Store Closures 1.5 1.5 Incentive Payments above 100% Payout 10.9 10.9 EBITDA, Adjusted $60.9 $64.9